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                                                                   Exhibit 10.25

                       FORM FOR SUBSCRIPTION IN BELGIUM
(To be completed in duplicate. One copy is for the investor, the other for the selling agent)

                                    [LOGO]
                                ORTHOVITA, Inc.
                            45 Great Valley Parkway
                              Malvern, PA  19355
                                      USA

I, the undersigned ...........................................................

 ...........................[full name or corporate name],

residing at/with registered office at ........................................

 .................................[address],

after having taken cognizance of the prospectus attached herewith and of the Indicative Offering Price Range indicated therein,

declare that I wish to subscribe to ..................[number] of Orthovita's shares of Common Stock at the final offering price as will be fixed and will be published in the Belgian financial press, increased by a 0.17% stamp tax (the tax being limited to BEF 10,000 per order).

The Indicative Offering Price Range may be changed, and the final offering price will be fixed, as described in the prospectus under section "Offering and Subscription".

All costs charged by financial intermediaries other than the selling agents appointed to handle this operation and to whom applications have been submitted, shall be borne by the investor.

With regard to my application:

 .    I pay the amount of US$.......................in cash;

 .    I request you to debit US$...................to my account
     No. .........../............/.......... value, June 25, 1998 which represents the subscription or purchase price of the shares subscribed to or acquired, plus the stamp tax as mentioned above.

I undertake to accept any allotment which might be applied. I also understand that my order may not be accepted, should, for whatsoever reason, no Underwriting Agreement be executed.

In case of allotment, each form introduced by persons other than professional intermediaries shall be considered as a separate application, unless it is clearly specified thereon that it is a form grouping the applications of several persons.

Any amounts paid for shares applied for, but not assigned, will be repaid a few days after payment date, without the investors being entitled to any interest on the amounts they should have paid.

I confirm that I have received all information to enable me to take a carefully considered decision, and that I would not have signed the present form if I had not had sufficient access to such information. I further confirm that I am aware of the risks attached to any equity investment, including this one.

The shares will be made available to me by means of an entry on my securities account No. .............................

Done in duplicate at  .................................................., on
 ....................................................... 1998.


_______________________________________     ____________________________________
    (on behalf of the Underwriters)              (investor's signature)